Nutrastar International Inc.

(NUIN: OTCBB)

INVESTOR PRESENTATION

March 2010



Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

Potential risks and uncertainties include, but are not limited to, such factors as unanticipated changes in product demand, interruptions in the supply, downturns in the Chinese economy, changes in applicable regulations, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.



Agenda

- COMPANY OVERVIEW
- SELECT FINANCIALS
- INVESTMENT HIGHLIGHTS
- MARKET OVERVIEW
- PRODUCT MIX
- SALES AND DISTRIBUTION NETWORK
- PATENTED CULTIVATION PROCESS
- RESEARCH & DEVELOPMENT
- BUSINESS MODEL
- GROWTH STRATEGY
- NEW PRODUCT OVERVIEW
- MANAGEMENT TEAM
- FINANCIALS
- COMPETITORS
- INVESTMENT SUMMARY



Company Overview



- Established in 2001 in Harbin, Capital of Heilongjiang Province
- A leading nutraceutical company focused on producing and distributing Chinese Golden Grass ("Cordyceps Militaris"), organic and specialty food products.
- The largest manufacturer of Chinese Golden Grass in China, ranked by volume, accounting for 19% market share in China.*
- One of the largest wholesale distributors of organic and specialty food in Heilongjiang Province, China
- Products are sold throughout China via direct sales force and distribution network that covers more than 10 provinces
- 302 employees, 21 in R&D, 132 in sales and marketing

*Source: China Market Monitoring Center (CMMC)



Chinese Golden Grass

- "**Chinese Golden Grass**" is considered one of the most highly regarded herbal nutrients in the Chinese culture. Typically found in few high altitude mountainous regions of China, it is a valuable ingredient used in nutraceutical and pharmaceutical products.
- A dietary supplement used to promote health and overall wellness
  - Used for nearly 1,500 years in **Traditional Chinese Medicine**: strengthens immune system and is used as a supplement to combat harmful effects from fatigue and aging.[1]
- Widely believed in China to offer high medical and health benefits[2]
  - Improve the respiratory function to treat asthma, cough, emphysema, bronchitis
  - Improve the kidney function, boost the energy and improve the effectiveness of brain memory
  - Improve the liver function to treat hepatitis
  - Significantly reduce blood sugar, urine sugar; higher efficacy for Diabetic patients
  - Lower blood pressure and ease hypertension, thrombus diseases, heart diseases, numbness of hands or feet
  - Antibacterial, anti-inflammatory, anti-cancer; enhance the overall immune function
  - Antioxidant and anti-aging



- Applied as: 1) Raw material for pharmaceutical companies and 2) Over-the-counter additive for soups and other foods

---

(1) Source: Chinese Academy of Medical Sciences and other institutions under supervision by Ministry of Health; Georges Halpern's Healing Mushrooms

(2) Source: Mycology Research Laboratories

Select Financials

Fiscal Year	December 31
Price at (3/02/10)	$3.20
Basic Shares	14.3 M
Fully Diluted Shares (1)	14.8 M
Market Capitalization	$46 M
Management Ownership	66%
2008 Revenues	$13.0 M
2008 Net Income (2)	$ 5.8 M
1st 9 Months 2009 Revenues (3)	$ 11.5 M
1st 9 Months 2009 Net Income (3)	$ 5.7 M
1st 9 Months EPS (3)	$0.44

(1) 500k warrants with strike price @ $3.25, expiring December 2012
(2) Excludes one-time non-cash merger costs
(3) As of September 30, 2009



Investment Highlights

- Leading market position with expanding margins
- Operates China's largest Chinese Golden Grass planting base:
  - Current annual production capacity of 55 tons
  - Expected to reach 65 tons by year end 2010
- Patent-protected proprietary technology used to cultivate and commercialize Chinese Golden Grass
- Benefits from large gap in global supply and demand for Chinese Golden Grass
- Strong direct sales force and expanding national distribution network

Investment Highlights (Cont.)

- High Barrier to Entry
  - Patented biotechnology in unique cultivation process
  - Government certified high-nutrient content
  - Highly efficient production process
  - Sharply reduced cultivation cycle
  - More patents pending
- Cutting-edge R&D team with cooperation from China Institute of Science
- Products positioned in the high-end market as premium healthy food
- Experienced management team with a strong track record



Nutraceutical Market in China

- **China is the largest worldwide producer of nutraceutical ingredients; and expected to surpass the US as largest consumer by 2013 [(1)]**
- **Currently over 3,000 manufacturers of nutraceutical products in China, with an annual production value of over $6.3 billion [(2)]**
- **Sales of nutraceutical products in China are expected to reach $8.8 billion in 2009, with a compounded annual growth rate of 15.2% [(3)]**
- **Industry began only 20 years ago and is 1/4th the size of the U.S., with significant growth potential due to:**
  - China's rapid economic growth and increase in disposable income
  - Increasing consumer demand for natural products that promote health and overall wellness.
  - Growing size of aging population in China
  - China's emerging middle-class: Expected to increase to 520 million by 2020

(1) Source: Freedonia – Industry Study, November 2009
(2) Source: China Enterprises Association
(3) Source: China Personal Health & Supplemental Industry Survey 2005



Pharmaceutical Market in China

- China is to become the world's fifth largest pharmaceutical market by 2010
- Projected CAGR: 16%-19% for 2005-2010
- Grew 25.7% to $126 billion in 2008*
- Estimated to be the world's largest market by 2020
- Traditional Chinese Medicine (TCM) represents approximately 30% of total pharmaceutical sales

*Source: Chinese Pharmaceutical Enterprise Management Association



Supply/Demand Gap Drives Growth

- Over the last 20 years, global demand for Chinese Golden Grass has increased greatly due to health benefits discovered in traditional Chinese medicines

- Increasing disposable income of Chinese consumers and the awareness of the risks of dietary imbalances has led to the rising demand for nutritional supplements

- Overharvesting of naturally growing strains led to a sharp depletion of plant population; Currently, harvesting is not permitted without government approval

- Large imbalance between supply and demand provides high growth opportunities for producers using modern biotechnology-based cultivation methods

  - **Global demand for Chinese Golden Grass is 5x greater than China's current production capacity:** *Global demand is 1,500 tons per year, with China representing 1/3rd and having only 250 tons per year of aggregate production capacity among 50 producers.* (2)

(2) Source: Market Survey of Cordyceps Militaris 2008, published by China Market Monitoring Center in 2008



Product Mix







1) Chinese Golden Grass: Develop, process, market and distribute to:

- Pharmaceutical companies as *raw material*
- *Retail stores*: drug stores, supermarkets, and franchise stores

2) Organic and Specialty Food (wholesale distribution):

Sales agent or distributor for third-party producers. Primary product is Northeast Peculiar Rice.

3) Specialty Beverage Products (derived from Chinese Golden Grass):

Commercial launch slated for first half of 2010


Revenue Breakdown
First 9 Months ending 9/30/09
Chinese Golden Grass
Organic & Specialty Food
25%
75%


Chinese Golden Grass
Revenue Breakdown (1st 9 Months ending 9/30/09)
Raw Material
Retail
20%
80%

Sales and Distribution Network


Heilongjiang
Beijing
Shandong
Jiangsu
Shaanxi
Shanghai
Sichuan
Chongqing
Hubei
Zhejiang
Hunan
Fujian
Guangdong

- 115 dedicated sales personnel and 9 major distributors covering 10 provinces in China:
  - Large-pack products to pharmaceutical companies
  - Small-pack products to drug stores, supermarkets and franchise stores
- Major distributors located in *Shangdong, Zhejiang, Guangdong, Sichuan, Shang Xi province and Beijing, with access points throughout China.*
- Direct sales staff and distributors participate in large trade shows and offer seminars and lectures to local communities



Patented Cultivation Process

Cultured and grown in a controlled environment

1 **Major Ingredient:**
Mainly wheat, rice, etc.

2 **Minor ingredient:**
Culture fluid formulation



3 **Wild strains:**
Artificially selecting wild strains



4 **Shaking table:**
Culture fluid formulation and wild strains placed into the shaking table & propagated



5 **Special steamer:**
Plant strains into the culture medium after high temperature sterilizing.



6 **Inoculation:**
Propagated strains are placed into the culture medium.



7 **Spawn running:**
Propagated strains require spawn running with and without light. After about 30 to 35 days, the myceliums are mature.



8 **Cultivation:**
Period of growth in the presence of light at a certain temperature and humidity.



9 **Harvest:**
After growing about 30 days, it's harvested.



10 **Drying:**
The harvested fresh Golden Grass is dried



11 **Packing:**
Dried grass over is packaged in small packages and sold over the market counter. Other dried grass is packaged in large packages and sold to pharmaceuticals companies as raw materials.



Note: 300 grams of liquid extract can produce 2.94 KGs of final product



Research & Development





- Research and Development
  - Patent-protected proprietary technology used to cultivate and commercialize Chinese Golden Grass
  - 21 full time employees
  - Collaboration with China Institute of Science
- Biotechnology and Processing Patents
  - Cultivation Process
  - 6 patents pending
- New Projects
  - Development of specialty beverage products



Business Model

To leverage the company's core competence of proprietary bio-technology and process efficiency and expand downstream with value-added product offerings reaching both niche and mass retail consumers.

Raw Materials to Pharmaceutical Customers

↓

Enhanced Products to Retail Consumers

↓

Branded Products to Mass Consumers

Exponential volume growth

Chinese Nutrition Pyramid


High nutrition
Medium nutrition
Low nutrition
Herbal/ Vitamins
Meat/ Dairy/Vegetables
Beverages/ Spirits
Niche Markets (Margin Driven)
Mass Markets (Volume Driven)



Growth Strategy

Nutrastar is dedicated to providing healthy and high nutritional products by implementing the following:

- **Increase annual production capacity from 55 to 65 tons by the end of 2010**
- **Further expand distribution network**
- **Build brand awareness**
- **Introduction of new products to the market**
  - Golden Grass Energy Drink
- **Technology innovation through R&D platform**
- **Strategic acquisitions**
- **Expand into international markets** (SE and North Asia, North America)



New Product: Golden Grass Energy Drink

- Organic health drink using Chinese Golden Grass, green beans, and other grain products to fight fatigue.
- Began development in early 2008 and completed final formulation in 2009.
- Applied for four manufacturing-related patents of to the State Intellectual Property Office of China on April 25, 2008; these applications are currently pending
- Expected to commercialize in first half 2010


天派力

Our target customers include:

■ Affluent ■ White-collar ■ Executives ■ Outdoor sports amateurs ■ Elderly



Management Team

Lianyun Han, President and CEO

- Over 10 years experience in green and organic food business
- Shuaiyi Group Founder, Chief Executive Officer, President and Chairperson
- Heilongjiang Daily Reporter, Director, Senior economist
- Harbin Normal University Bachelor Degree

Lichen Wang, CTO

- Shuaiyi Group Chief Technology Officer
- Institute of Edible Fungus of Three provinces in Northeast China Technician, Deputy Director
- Heilongjiang August 1st Land Reclamation University Bachelor Degree majored in Edible Fungus

Daniel K . Lee, CFA, CPA, CFO

Morgan Stanley & Co.; Roth Capital Partners; and Punk, Ziegel & Knoell.

- Chartered Financial Analyst (CFA); Certified Public Accountant (CPA)
- M.S. in Accountancy; Zicklin School of Baruch College
- B.S. in Economics; The Wharton School of University of Pennsylvania
  -Majored in Finance and Multinational Management

Hongbing Hua, CMO

- JDB Group Planning General Counsel, instrumental in Wang Lao Ji Herbal Tea becoming a nationwide beverage brand.
- Beijing Huiyuan Beverage and Food Group Co., Ltd. Vice President & Planning Director, instrumental in Huiyuan becoming the No.1 juice brand in China since 2001.



Top 5 Major Customers (2008)

	Name	Description	($ Millions)	% Sales
1)	Si Chuan Ai Da Biotech Co. Ltd.	Health Products Producer in China	1.01	8.3%
2)	Hangzhou KangYuanTang Ganoderma Lucidum Co., Ltd.	Health Products Producer in China	1.05	8.1%
3)	Zhejiang Yinlong Trading Company	Trading company in China	1.04	8.0%
4)	Beijing Ruichenboji Tech Development Co. Ltd.	Trading company in China	0.94	7.2%
5)	Disha Pharmaceutical Co., Ltd.	Pharmaceutical Products Producer in China	0.91	7.0%

Revenue and Gross Profit Growth w/ Margin Expansion

(in Millions $USD)



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.3
$1.9
44%
$9.2
$5.7
62%
$13.0
$8.4
65%
$10.2
$6.6
65%
$11.5
$7.8
68%
2006
2007
2008
9M 2008
9M 2009
Revenue
Gross Profit

Increasing Net Income
(in Millions $USD)



Net Income
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.7
$5.2
$5.8 (1)
$9.0 (2)
$11.0 (2)
$4.9
$5.7
2006
2007
2008
2010E
2011E
9M 2008
9M 2009

(1) Excludes one-time non-cash merger costs

(2) "Make-Good" provisions from December 2009 financing



Income Statement

FY Dec 31 ($ in millions)	FY06	FY07	FY08	9M 08	9M 09
Revenue	$4.4	$9.2	$13.0	$10.2	$11.5
Gross Profit	1.9	5.7	8.4	6.6	7.8
Gross Margin	*44%*	*62%*	*64.5%*	*65%*	*68%*
Operating Income	1.6	5.2	6.75	5.6	6.6
Operating Margin	*41%*	*56.5%*	*52%*	*55%*	*57%*
Net Income	1.7	5.2	5.8	4.9	5.7
Basic / Fully Diluted EPS				0.41	0.44

Balance Sheet

FY Dec 31 ($ in millions)	9/30/09
Cash and Cash Equivalents	15.4
Accounts Receivable	0.4
Inventory	0.6
Total Current Assets	16.4
Total Assets	29.8
Accounts Payable	8.7
Total Current Liabilities	10.4
Total Shareholders' Equity	19.4
Total Liabilities and Shareholders' Equity	29.8
Days Sales Outstanding (1)	9
Inventory Turnover (1)	4
Return on Invested Capital (1)	29.7%

(1) For the 9-month period ending September 30, 2009



Competitors

Small-sized local producers with low production capacity :

- **Heilongjiang Xinyisheng Pharmaceutical Co., Ltd.** (Private)
- **Liangshan County Ganoderma and Cordyceps Sci-Tech Development Co., Ltd.** (Private)
- **Jiangsu Xuzhou Kangyuan Cordyceps Biology Co., Ltd.** (Private)
- **Xuzhou Baofu Cordyceps Co., Ltd.** (Private)
- **Jinzhou Cordyceps Militaris Co., Ltd.** (Private)



Investment Summary

- Leading market position with high barriers to entry and expanding margins
- Operates the world's largest Chinese Golden Grass planting base
- Patent-protected proprietary technology used to cultivate and commercialize Chinese Golden Grass
- Secular growth opportunity driven by large gap in global supply and demand for Chinese Golden Grass
- Branded products positioned in the high-end market as premium healthy food
- Strong direct sales force and expanding national distribution network
- Cutting-edge R&D team with cooperation from China Institute of Science
- Experienced management team with a strong track record



Contact Information

Company – Nutrastar International, Inc.

Daniel Lee, CFA, CPA– Chief Financial Officer

7/F Jinhua Mansion
41 Hanguang Street
Nangang District, Harbin, PRC 150080
Tel: 86 -13402011212

Email: danlee@syxny.net

Website: www.syxny.net

Investor Relations – HC International

Mr. Ted Haberfield

417 4th Street

Encinitas, CA 92024 (San Diego)

Tel: (760) 755-2716

Email: thaberfield@hcinternational.net

Website: www.hcinternational.net

Legal Counsel

Pillsbury Winthrop Shaw Pittman LLP

Mr. Scott C. Kline, Esq.
50 Fremont Street
San Francisco, CA 94105-2228
(415) 983-1000

Auditor

AGCA, Inc.

Offices in California, Hong Kong, Beijing-PRC

Tel: (8610) 6585-0598